Exhibit 10.1

MAPINFO CORPORATION
EMPLOYEE INTELLECTUAL PROPERTY, CONFIDENTIAL INFORMATION AND
NON-COMPETITION AGREEMENT

In consideration of my employment with Company and compensation paid by the Company for my services, I agree to the following:

I.     Definitions

"Company" or "MapInfo" means MapInfo Corporation, Troy, New York, and its successors, assigns, present or future subsidiaries, and organizations controlled by, controlling or under common control with MapInfo.

"Analytical Customer Relationship Management" ("aCRM") means computer software, data and methodologies that enable enterprises to perform analysis, manage customer relationships and/or improve operational efficiencies by combining demographic data and location-based information, including, but not limited to, store, customer and competitor locations.

"Geographic Information Services" ("GIS") means computer software and data and methodologies involving the storage and manipulation of electronic maps and related data and the output therefrom.

"Inventions" means all inventions, including new contributions, improvements, ideas, or discoveries, whether patentable or not and includes all software or computer programs, modifications of software or computer programs and data processing systems, analyses, techniques and all similar matter and all writings in the form of software, advertising, illustrations and other creative works whether or not patentable or subject to copyright protections.

"Location-Based Services" ("LBS") means computer software and data and methodologies that store, use and manipulate information relating to the location of an electronic or other information device.

II.     Intellectual Property Rights and Related Obligations

A.     The following are the sole and exclusive property of Company:

  Inventions that I make or conceive (whether alone or with others) during my employment with Company and for one year thereafter that relate to the business or work of Company during my employment with Company, are discussed by Company, or result from or are suggested by any work that I do for or on behalf of Company.

  "Shop rights" with respect to any Invention conceived or made by me during the period of my employment with Company that is not related in any manner to the business of Company but which was conceived or made on the Company's time or with the use of the Company's facilities or materials.

B.     I will:

(i)     promptly and fully disclose Inventions to Company and (without charge to Company, but without expense to me) during and after my employment, assist Company in obtaining intellectual property protection, including but not limited to, patents on Inventions in any and all countries, and will sign all necessary documents to allow Company to register and acquire patents; and

(ii)     testify (at Company's expense) in support of Inventions and the development thereof;

(iii)     make and maintain adequate and current written records of all Inventions which records are property of Company and shall be available to Company at all times; and

(iv)     upon termination of my employment with Company, promptly deliver to Company all memoranda, notes, records, reports, manuals, drawings, any other documents, software, data disks, tapes and other items belonging to Company (i.e., material obtained at Company expense or acquired in connection with my employment, whether or not related to any Invention), including all copies of such materials.

C.     Further:

(i)     I hereby assign to Company, without additional compensation, the entire rights to all Inventions for the United States and all foreign countries.

(ii)      I covenant and agree that it will be conclusively presumed as against me that any Invention that relates to the business or work of Company during my employment with the Company and is, within one (1) year after I leave the employ of the Company:

(a) described by me or any other person with whom I have a business, financial or confidential relationship in a patent, service mark, trademark or copyright application; or

(b) otherwise disclosed, used or described by me or any person with whom I have a business, financial or confidential relationship.

was conceived or made by me during my period of employment with Company and that Invention shall become the sole property of Company.

III.          Obligation to Keep Information Confidential

A.     Except as Company otherwise consents in writing, during and after my employment I will not publish, disclose or use any information, knowledge, or data of Company that I receive or develop during the course of my employment, relating to the Company's business processes, computer programs, methods, machines, manufactures, Inventions, accounting methods, information systems, business or financial plans or reports, customer lists, customer preferences, or other matters which are of a secret or confidential nature (except as my duties to Company require).

B.     I will notify Company in writing before I disclose, perform, or cause to be performed for Company any work that may conflict with:

(i)    rights I claim in an Invention that was conceived by me or others before my employment, or Inventions that are otherwise outside the scope of this Agreement; or

(ii)   rights of others arising out of obligations I undertook before signing this Agreement, or that are otherwise outside the scope of this Agreement.

If I do not so notify Company, Company may assume that no such conflict exists, and I will not make a claim against Company regarding its use of such information or Invention. ALL RIGHTS I CLAIM IN INVENTIONS OUTSIDE THIS AGREEMENT AND ALL POSSIBLE CONFLICTS ARE STATED BELOW IN EXHIBIT A. I HAVE AN OBLIGATION TO UPDATE THIS LIST DURING MY EMPLOYMENT.

IV.     Limited Restriction on Employment with Competitors and Solicitation of Employees

A.     During my employment with Company, and for one year thereafter, I shall not work for, consult with or directly or indirectly perform any services relating to aCRM, GIS or LBS, or for any other business in which Company is or may become involved during my period of employment with Company, for Competitors of Company (including their successors, assigns, present or future subsidiaries, and organizations controlled by, controlling or under common control with them). "Competitors" of Company are any entities that are engaged in aCRM, GIS or LBS or any other business in which Company may become involved. Competitors of Company include but are not limited to, the following:

Environmental Systems Research Institute, Inc. (ESRI); Autodesk, Inc.; Intergraph Corporation; Microsoft Corporation; Acxiom Corporation; VNU; Tele Atlas N.V; Webraska Mobile Technologies; SignalSoft Corporation; Intrado, Inc. Generation 5 Data Modeling and Satistical Analysis Inc.; and Kivera, Inc.

     B.     During my employment with Company, and for one year thereafter, I shall not solicit, assist in the solicitation of or cause to be solicited in any manner, any Company employee for employment by any other entity.

V.          Entire Agreement, Governing Law, Other Obligations, Facsimile Signatures

     A.     This Agreement supersedes and replaces any existing agreement that I have entered into with Company concerning the same subject matter. Any change, modification, release, discharge or termination of this Agreement will not be effective against Company unless an officer or other authorized executive signs such changes.

B.     My obligations under this Agreement shall continue during and after employment with Company, and my obligations shall be binding on my legal representatives.

C.     I understand and agree that this Agreement is not intended to and should not be interpreted as changing in any manner the "employment at-will" nature of my employment with Company.

D.     This Agreement shall be governed by the laws of the State of New York without regard to conflict of laws rules. The venue for any matter related to this Agreement, shall be the Supreme Court of either Albany or Rensselaer County, New York. If any provision contained in this Agreement is held broad as to time, duration, geographic scope, activity or subject, it shall be construed by limiting or reducing such provision as to be enforceable and compatible with applicable law.

E.     Facsimile signatures on this Agreement shall be accepted as originals for all purposes.

VI.          I CLAIM EXCEPTIONS TO CERTAIN INTELLECTUAL PROPERTY OWNERSHIP BY MAPINFO AND/OR CLAIM A CONFLICT WITH PRIOR AGREEMENTS OR OBLIGATIONS (SEE EXHIBIT A).

___YES

_X_NO

If you check "yes", above, you must complete Exhibit A.

EXHIBIT A

MapInfo must approve all items entered by you in this Exhibit A. MapInfo may withdraw any offer of employment if MapInfo, in its sole discretion, does not accept the exclusions or believes that your employment might create a conflict with your pre-existing obligations. MapInfo shall incur no liability as a result of so withdrawing an offer of employment.

1.     Except REGARDING INVENTIONS specifically listed IN THIS EXHIBIT A, or in an amendment hereto signed by Company, I will not assert any rights under any Inventions as having been made or acquired by me before my employment with Company or as having been made or acquired since then and not otherwise covered by the terms of this Agreement.

ALL INVENTIONS TO WHICH I CLAIM RIGHTS ARISING BEFORE MY EMPLOYMENT WITH MAPINFO OR THAT ARE OTHERWISE NOT COVERED BY THIS AGREEMENT ARE LISTED BELOW. (NOTE: general statements, such as "all prior work in the GIS field" will NOT be accepted):

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2.     except for those agreements or obligations specifically listed in this exhibit a, I have no agreements with or obligations to others that conflict with the obligations that I am accepting by signing this document or by entering into employment with Company.

THE ONLY AGREEMENTS OR OBLIGATIONS TO WHICH I AM A PARTY THAT MAY BE IN CONFLICT WITH MY OBLIGATIONS UNDER THIS AGREEMENT ARE LISTED BELOW:

______________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

You may add additional signed pages to complete your responses to Sections 1 and 2 of Exhibit A.

[Signature page follows]

/s/ John C. Cavalier 11/14/04 Employee signature and date signed	/s/ Sally A. Rice 1/14/04 Witness signature and date signed

John C. Cavalier Name & Social Security # of Employee	Sally A. Rice 1/14/04 Name of Witness

Approved by MapInfo Corporation:

/s/ Susan D. Sawyer Signature
Executive Assistant Title
1/13/04 Date